OptimumBank Holdings, Inc. Annual Shareholder Meeting

April 29, 2025

(NYSE: OPHC)

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Annual Shareholder Meeting Agenda

- 1. Introductory remarks by Moishe Gubin Chairman of the Board
- 2. Introduction of Board of Directors
- 3. Introduction of Management
- 4. Affidavit of Mailing Notice of Meeting
- 5. Appointment of Inspector
- 6. Determination of Quorum
- 7. Call for Vote on Proposal 1 – Election of Directors
- 8. Call for Vote on Proposal 2 – To approve an amendment to the Company's 2018 Equity Incentive Plan to increase the maximum number of shares that may be issued under the plan from 1,050,000 shares to 1,550,000 shares
- 9. Call for Vote on Proposal 3 – To ratify the selection of Hacker, Johnson & Smith, P.A. as the Company's independent auditor for fiscal year 2025
- 9. Open Polls and Tabulation of Votes
- 10. Presentation by Chairman
- 11. Report of Inspector
- 12. Questions and Other Business
- 13. Adjournment

Highlights of 2024

❖ Achieved significant asset growth, rising nearly 18% from $791MM to an historic high just under $933MM

❖ Stockholders' equity reached a record high of $103MM, growing over 47% from $70MM in 2023

❖ Net earnings hit a record $13.1MM in 2024, up 109% from $6.3MM in 2023. ROAE rose to 15.28% from 9.60%, and Core ROAE increased to 23.12% from 19.09% — both the highest in Company history. Core ROAE is based on $19.85MM in core earnings, excluding provision and tax in 2024 versus $12.50MM in 2023.

❖ Net Interest Margin (NIM) increased to 3.83% in 2024, achieving an all-time peak

❖ Growth of loan portfolio by over 18% from $680MM to $804MM, achieving our largest loan portfolio ever. Our average loan size is $2,035,791

❖The Bank grew the SBA department to five full-time employees and attained the preferred lender status designation from the Small Business Administration

❖The Bank grew its SBA loan portfolio more than sixfold, from $1.4 million to $9 million, representing 1.1% of the total loan portfolio at year-end 2024, up from 0.2% in 2023

❖ Approximately 12% of OptimumBank Holdings Inc.'s publicly traded common equity is held by institutional investors, including some of the most respected and sophisticated financial firms in the world such as AllianceBernstein Inc., The Vanguard Group Inc., Renaissance Technologies Inc., Morgan Stanley, Geode Capital Management Inc., and Dimensional Fund Advisors Inc.

❖ The Bank hired 13 new full-time employees, growing nearly 22%, from 60 employees to 73 employees

Balance Sheet Growth as of December 31, 2024



10-Year Balance Sheet Growth (2015-2024)
$ Amount (in millions)
1000
900
800
700
600
500
400
300
200
100
0
Total Assets
Total Deposits
Stockholders' Equity
3.0
3.1
2.5
5.3
7.2
17.8
38.5
62.6
70.0
103.0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Balance Sheet Comparison March 31, 2025 (Unaudited)



Q1 2024 vs Q1 2025 Balance Sheet Comparison
Q1 2024
Q1 2025
$ Amount (in millions)
1000
900
800
700
600
500
400
300
200
100
0
940.6
977.5
857.6
869.5
83.0
108.0
798.4
852.9
Assets
Liabilities
Equity
Deposits

Earnings Growth as of December 31, 2024



10-Year Earnings Growth (2015-2024)
Credit Loss Expense
Noninterest Income
Net Earnings
Total Revenue
$ Amount (in thousands)
70000
60000
50000
40000
30000
20000
10000
0
-10000
-20000
4.9M
4.6M
4.8M
4.4M
5.4M
7.0M
12.2M
22.8M
39.2M
64.3M
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Note: Total Revenue is defined as the sum of total interest income and noninterest income.

Earnings Comparison March 31, 2025 (Unaudited)



Q1 Earnings Comparison: 2024 vs 2025
Q1 2024
Q1 2025
$ Amount (in millions)
20
15
10
5
0
13.46
15.01
5.71
5.58
7.75
9.43
1.06
(0.17)
6.69
9.59
1.24
1.23
4.71
5.63
3.22
5.20
0.85
1.33
2.38
3.87
Interest Income
Interest Expense
Net Interest Income
Credit Loss Expense
Net Int. Income after Credit Loss Exp
Noninterest Income
Noninterest Expense
Pre-Tax Earnings
Income Taxes
Net Earnings

OPTIMUMBANK

Net Interest Margin Growth as of December 31, 2024



10- Year Net Interest Margin (NIM) Growth (2015-2024)
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
NIM (%)
3.37%
3.12%
3.19%
3.39%
2.89%
3.14%
3.56%
3.53%
3.75%
3.83%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Year

Return on Average Equity Comparison December 31, 2024


Return on Average Equity (ROAE) – FY 2023 & FY 2024
ROAE (Net Income)
ROAE Core (1)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
ROAE (%)
9.59%
19.09%
15.28%
23.12%
2023
Year
2024

1. Non-GAAP measure, defined as net earnings excluding taxes and provision for credit loss divided by average equity

Leading Core Deposit Franchise

Q4 2024	
$772,195,000	• Total Deposits
$211,900,000	• Noninterest Bearing Deposits
4.02%	• Cost of Total Interest-Bearing Deposits

Q1 2025	
$852,934,000	• Total Deposits
$235,779,000	• Noninterest Bearing Deposits
3.58%	• Cost of Total Interest-Bearing Deposits

Composition by Branches


Deerfield
Ft. Lauderdale
N. Miami Beach
0.61%
13%
86%


Deerfield
Ft. Lauderdale
N. Miami Beach
1%
11%
88%

Deposits Comparison March 31, 2025 (Unaudited)


Q1 2024 Deposit Composition
NOW and Savings
Noninterest bearing DDA
14.3%
27.3%
25.5%
Money Market
32.8%
Time Deposits


Q1 2025 Deposit Composition
NOW and Savings
Noninterest bearing DDA
10.4%
27.6%
Money Market
23.6%
38.4%
Time Deposits

Details on Loan Portfolio Quality as of March 31, 2025

- Owner Occupied Office
  - 18 Loans totaling $20.83MM
  - Top five deal sizes: $3.8MM, $3.0MM, $2.75MM, $2.28MM, $1.25MM

- Investor-Owned Office
  - 19 Loans totaling $93.36MM
  - Top five deal sizes: $15.50MM, $12.38MM $9.77MM, $9.07MM, $7.70MM

- Hotels
  - 13 Loans totaling $115.02MM
  - Top five deal sizes: $15.65MM, $14.80MM, $13.25MM, $12.88MM, $11.15MM

- Retail Centers
  - 25 Loans totaling $53.70MM
  - Top five deal sizes: $9.82MM, $7.11MM, $5.98MM, $5.19MM, $2.70MM

- Total Lending Portfolio
  - Total Loan Portfolio: $800MM
  - Office, Hotel, and Retail Loan Portfolio, Across 75 Loans: $282.91MM, 35.4% of Total Portfolio
  - Loans Outside of Florida: $153.20MM, 19% of Total Portfolio

OptimumBank Holdings, Inc. Overview as of December 31, 2024

Holding Company for OptimumBank

$933 Million in Total Assets

- 103% Loan / Deposit Ratio
- $804 million Gross Loan Portfolio
- $772 million Deposits

NYSE American: OPHC

- Common Shares Outstanding: 11,636,092
- Stock Price / Non-diluted tangible book value: 0.54 (2)
- Total pro-forma shares : 23,275,622 (3)
- Stock Price / Diluted tangible Book Value: 1.07 (3 & 4)

3 Locations

- Headquarters in Fort Lauderdale, FL
- Deerfield Branch
- North Miami Branch (Opened July 8, 2024)

Profitability

- ROAE (NI): 15.28%
- ROAE Core: 23.12%
- Net interest margin: 3.83%

(1):Until December 30, 2024, our common stock was listed on the NASDAQ stock market. Effective December 31, 2024, our common stock began trading on NYSE American.
(2): Tangible book value per share (not-diluted) $8.87 and stock market price of $4.76 per share on December 31, 2024.
(3): NON-GAP disclosure, fully diluted share consist of 11,636,092 common shares outstanding plus 525,641 Series C Convertible Preferred can be converted into one share of common stock at any time at the option of the holder, and if 11,113,888 Series B Preferred shares converted to common shares at the option of the Company, subject to the prior fulfilment of the following conditions: (i) such conversion shall have been approved by the holders of a majority of the outstanding common stock of the Company; and (ii) such conversion must not result in any holder of the Series B Preferred Stock and any persons with whom the holder may be acting in concert, becoming the beneficial owners of more than 9.9% of the outstanding shares of the Company's common stock, unless the issuance, shall have been approved by all banking regulatory authorities whose approval is required for the acquisition of such shares.
(4): Tangible book value per diluted 4.43 and stock market price of $4.76 per share on December 31, 2024.

OPHC Share Prices on December 31, 2020 to 2024

Year	Closing Price (USD)	Annual % Change
2020	$3.37	—
2021	$3.93	+16.6%
2022	$4.09	+4.1%
2023	$4.18	+2.2%
2024	$4.76	+13.9%


OPHC 5-Year Stock Price (Closing)
Closing Price (USD)
0
1
2
3
4
2021
2022
2023
2024

Conclusion

- ❖ Tally the Votes
- ❖ Answer Questions
- ❖ End of OptimumBank Holdings, Inc. 2025 Shareholder Meeting and Investor Day

For further information about OptimumBank, please email Seth Denison, at Sdenison@OptimumBank.com

Appendix

Board of Directors

Moishe Gubin Chairman of the Board	• Director of the OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010 • Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties • Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities • Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies • Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center • Licensed Certified Public Accountant in the State of New York since 2010
Michael Blisko	• Director since May 2021 • Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc. • Significant shareholder of the Company
Joel Klein	• Director of the Company and Bank since February 2012 • Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp • Licensed CPA in the State of New York since 1972
Steven Newman	• Director of the Company and Bank since August 2022 • Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies
Thomas Procelli	• Director of the Company since July 2017 and Bank since October 2012 • Current CFO for Better Living Solutions • OptimumBank since the founding in 2000 through 2015 • Banking experience for over 40 years including operations, information systems, compliance and audit
Avi Zwelling	• Director of the Company and Bank since December 2017 • Managing partner of Zwelling, LLC

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin ***Chairman of the Board***	• **Director of OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010** • **Chief Executive Officer of Strawberry Fields REIT (NYSE: STRW), an owner of a portfolio of healthcare properties** • Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities • Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies • Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center. • Licensed Certified Public Accountant in the State of New York since 2010
Timothy Terry *President, CEO*	• **Principal Executive Officer for the Company since 2016 and Chief Executive Officer of the Bank since February 2013** • **35+ years of banking experience** having previously served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank • Received BBA degree in finance from Western Michigan University and a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware
Elliot Nunez *EVP, CFO*	• **Chief Financial Officer of the Bank since February 2020** • Currently serves in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees • **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division • Also previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients • Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant.

Balance Sheet as of December 31, 2024

Assets		Liabilities	
Total cash and cash equivalents	93,630	Noninterest Bearing Deposits	211,900
Debt securities available for sale	22,773	Interest bearing Deposits	560,295
Debt securities held-to-maturity	281	Total deposits	772,195
Loans, net of allowance for credit loss	794,985	Federal Reserve and Home Loan Bank advances	50,000
Premises, equipment, and lease assets	4,741	Operating and other lease liabilities	7,554
Accrued interest receivable	3,348		
Deferred tax asset	3,001	Total liabilities	829,749
Other assets	10,174		
		Total stockholders' equity	103,184
Total assets	932,933	Total liabilities and stockholders' equity	932,933

Balance Sheet as of March 31, 2025 (Unaudited)

Assets		Liabilities	
Total cash and cash equivalents	143,456	Noninterest Bearing Deposits	235,779
Debt securities available for sale	23,043	Interest bearing Deposits	617,155
Debt securities held-to-maturity	269	Total deposits	852,934
Loans, net of allowance for credit loss	791,232	Federal Reserve and Home Loan Bank advances	10,000
Premises, equipment, and lease assets	4,896	Operating and other lease liabilities	6,531
Accrued interest receivable	3,287		
Deferred tax asset	2,777	Total liabilities	869,465
Other assets	8,508		
		Total stockholders' equity	108,003
Total assets	977,468	Total liabilities and stockholders' equity	977,468

Earnings Statement as of YE December 31, 2024

Interest income	
Loans	52,051
Debt securities/Other	7,578
Total interest income	**59,629**
Interest expense	
Deposits	22,963
Borrowings	1,976
Total interest expense	**24,939**
Net interest income	34,690
Credit loss expense	2,222
Net interest income after credit loss expense	**32,468**
Total noninterest income	**4,623**
Noninterest expenses	
Salaries and employee benefits	11,103
Occupancy and equipment/ Data Processing	3,157
Regulatory assessment	799
Other	4,401
Total noninterest expenses	**19,460**
Net earnings before income taxes	**17,631**
Income taxes	4,507
Net earnings	**13,124**

Earnings Statement as of March 31, 2025 (Unaudited)

Interest income	
Loans	13,601
Debt securities/Other	1,406
Total interest income	**15,007**
Interest expense	
Deposits	5,278
Borrowings	303
Total interest expense	**5,581**
Net interest income	9,426
Credit loss expense/recovery	(165)
Net interest income after credit loss expense/recovery	**9,591**
Total noninterest income	**1,231**
Noninterest expenses	
Salaries and employee benefits	3,381
Occupancy and equipment/ Data Processing	815
Regulatory assessment	198
Other	1,232
Total noninterest expenses	**5,626**
Net earnings before income taxes	**5,196**
Income taxes	1,326
Net earnings	**3,870**

Loan Detail as of December 31, 2024

Loan Growth by Loan Portfolio $ (2020-2024)


600,000
500,000
400,000
300,000
200,000
100,000
0
2020
2021
2022
2023
2024

	Commercial RE	Multi Family RE	Residential RE	Consumer	Land and Construction	Commercial
2020	71,714	20,537	30,254	5,715	4,750	21,849
2021	129,468	48,592	32,583	22,827	3,772	14,157
2022	310,695	69,555	50,354	30,323	17,286	5,165
2023	422,680	67,498	71,400	44,023	32,600	41,870
2024	485,672	64,001	74,064	50,399	77,295	52,809

Loan Detail as of December 31, 2024

Industry Classification Breakdown



Consumer, 6.27%
Residential, 9.21%
Commercial, 6.57%
Multi-family, 7.96%
Land and Construction, 9.61%
Commercial real estate, 60.39%

Loan Growth by Loan Portfolio (2020-2024)



Commercial
142%
Land and construction
1527%
Consumer
782%
Residential Real Estate
145%
Multi-Family Real Estate
210%
Commercial Real Estate
577%
2020
2021
2022
2023
2024